Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated March 19, 2015 relating to the consolidated financial statements of Alcatel Lucent and subsidiaries (the “Group”) and the effectiveness of the Group’s internal control over financial reporting, appearing in the Annual Report on Form 20-F of Alcatel Lucent for the year ended December 31, 2014 into:

i.	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

ii.	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

iii.	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

iv.	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

v.	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

vi.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

vii.	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

viii.	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

ix.	Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

x.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xi.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xii.	Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xiii.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xiv.	Form S-8 Registration Statement (File No. 333-139009), filed with the SEC on November 29, 2006;

xv.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xvi.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xvii.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xviii.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009;

xix.	Form S-8 Registration Statement (File No. 333-172901), filed with the SEC on March 17, 2011;

xx.	Form S-8 Registration Statement (File No. 333-176118), filed with the SEC on August 5, 2011;

xxi.	Form S-8 Registration Statement (File No. 333-178696), filed with the SEC on December 22, 2011;

xxii.	Form S-8 Registration Statement (File No. 333-183016), filed with the SEC on August 2, 2012;

xxiii.	Form S-8 Registration Statement (File No. 333-187560), filed with the SEC on March 27, 2013;

xxiv.	Form S-8 Registration Statement (File No. 333- 193089), filed with the SEC on December 26, 2013; and

xxv.	Form S-8 Registration Statement (File No. 333-201034) filed with the SEC on December 18, 2014.

/s/ Deloitte & Associés
Deloitte & Associés
Neuilly-sur-Seine, France
March 19, 2015